UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 19, 2006

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-15360

Oregon	93-1099680
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

20245 SW 95th Avenue
Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 692-8001

Former name or former address if changed since last report:
No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOJECT MEDICAL TECHNOLOGIES INC.

FORM 8-K

INDEX

Item	Description	Page

Item 1.01	Entry into a Material Definitive Agreement	2

Item 9.01	Financial Statement and Exhibits	2

Signatures		3

Item 1.01   Entry into a Material Definitive Agreement

We granted restricted stock unit awards to members of our Board of Directors and executive officers pursuant to our 1992 Stock Incentive Plan as follows:

Executive Officer	Grant Date	Number of Shares	Per Share Fair Market Value on Date of Grant	Vesting
Christine M. Farrell	01/19/06	2,500	$1.61	(1)
Vice President of Finance	01/19/06	2,500	$1.61	(2)
	06/01/06	30,000	$1.29	(4)
		35,000

James C. O’Shea	01/19/06	30,000	$1.61	(1)
Chairman, Chief Executive Officer and	01/19/06	30,000	$1.61	(2)
President	01/19/06	50,000	$1.61	(3)
	06/01/06	250,000	$1.29	(4)
		360,000

J. Michael Redmond	01/19/06	5,150	$1.61	(1)
Senior Vice President, Business	01/19/06	20,000	$1.61	(2)
Development	01/19/06	17,500	$1.61	(3)
	06/01/06	100,000	$1.29	(4)
		142,650

Director
Joseph F. Bohan III	05/24/06	8,000	$1.41	(5)
Dr. Randal D. Chase	05/24/06	9,500	$1.41	(5)
Jerald S. Cobbs	05/24/06	7,000	$1.41	(5)
Sandra Panem, Ph.D.	05/24/06	9,000	$1.41	(5)
Richard J. Plestina	05/24/06	11,500	$1.41	(5)
John Ruedy, M.D.	05/24/06	10,500	$1.41	(5)

(1)             Vests as to 1/3rd on January 19, 2007, 1/3rd on January 19, 2008 and 1/3rd on January 19, 2009.

(2)             Vests as to 100% based on achieving certain financial performance targets for the year ending December 31, 2006. If the targets are not met, the shares will not vest.

(3)             Vests as to specified percentages as certain corporate goals are met over the five-year period ending December 31, 2010. If goals are not met by December 31, 2010, the related percentages will not vest.

(4)             Vests as to 1/3rd on December 31, 2007, 1/3rd on December 31, 2008 and 1/3rd on December 31, 2009 if specified financial performance targets are met for the year ending December 31, 2006.

(5)             Vests as to 50% on the six month anniversary of the grant date and as to the remaining 50% on the first anniversary of the grant date.

In February 2006, Mr. Redmond, our Senior Vice President, Business Development, received a bonus of $32,250 in accordance with his employment agreement for achieving certain business development objectives.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

10.1                           Form of Restricted Stock Unit Award Agreement for January 19, 2006 grants.

10.2                           Form of Restricted Stock Unit Award Agreement for June 1, 2006 grants.

10.3                           Form of Restricted Stock Unit Award Agreement for May 24, 2006 grants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2006	BIOJECT MEDICAL TECHNOLOGIES INC.
(Registrant)

/s/ CHRISTINE M. FARRELL
Christine M. Farrell
Vice President of Finance
(Principal Financial and Accounting Officer)